EIGHTH AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

                                      AMONG

                           FAIRFIELD COMMUNITIES, INC.
                          FAIRFIELD MYRTLE BEACH, INC.

                                       AND

                                BANKBOSTON, N.A.,
                            INDIVIDUALLY AND AS AGENT


     THIS AMENDMENT (this "Amendment") dated as of February 13, 1998, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company", "FCI" or "Fairfield"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation ("Myrtle Beach" or "FMB"), BANKBOSTON, N.A. (formerly The First National Bank of Boston), a national banking association ("BKB"), and BANKBOSTON, N.A., as agent for itself and the Lenders (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of September 28, 1993 (as amended and in effect on the date hereof, the "Credit Agreement"). This Amendment is joined in by Fairfield Acceptance Corporation, a Delaware corporation ("FAC"), by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from FAC in favor of the Agent (the "Fairfield Guaranty"), and by Vacation Break USA, Inc., a Florida corporation ("Vacation Break"), Vacation Break Resorts at Palm Aire, Inc., a Florida corporation ("VBRPA"),
Vacation Break Resorts at Ocean Ranch, Inc., a Florida corporation ("VBROR"), Palm Resort Group, Inc., a Florida corporation ("PRG"), and Ocean Ranch
Development, Inc., a Florida corporation ("ORD", and together with Vacation Break, VBRPA, VBROR, PRG and ORD, the "Guarantors"), by reason of the Guaranties, dated as of December 19, 1997, from each of the Guarantors in favor of the Agent (the "VB Guaranties", and together with the Fairfield Guaranty, the "Guaranties"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

     WHEREAS, BKB has agreed to reduce that rate of interest during the balance of VB Override Period, upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing premises, FCI, FMB, FAC, BKB and the Agent hereby agree as follows:

     ss.1.  AMENDMENTS TO CREDIT  AGREEMENT.  FCI, FMB, BKB and the Agent hereby
            -------------------------------
agree to amend the Credit Agreement as follows:

     ss.1.1 The definition of "VB Override Period" is hereby amended by deleting said definition in its entirety and substituting therefor the following new definition:

          "VB Override  Period.  The period  commencing on December 19, 1997 and
           -------------------
          ending on the earlier of: (i) March 18, 1998, or (ii) the initial funding of the loans contemplated by that certain Credit Agreement, dated as of January 15, 1998, among Fairfield Receivables Corporation, as borrower, FAC, as servicer, EagleFunding Capital Corporation, BancBoston Securities, Inc., and BankBoston, N.A., as collateral agent."

     ss.1.2. Section 2.5 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting therefor the following new section:

          "2.5.  Interest on Revolving  Credit  Loans.  Except as otherwise  set
                 ------------------------------------
          forth in ss.5.5 hereof, each Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof until repaid in full at the rate per annum equal to the sum of the Base Rate plus seven-eighths of one percent (7/8%), provided, however, that during
                                                --------   -------
          the period commencing on December 19, 1997 and ending on February 13, 1998, the outstanding principal amount of the Revolving Credit Loans shall bear interest at the rate per annum equal to the Base Rate plus one and three-fourths percent (1 3/4%), and further, provided, that
                                                       -------   --------
          during the period commencing on February 14, 1998 and ending upon the expiration of the VB Override Period, the outstanding principal amount of the Revolving Credit Loans shall bear interest at the rate per annum equal to the Base Rate plus one-fourth of one percent (1/4%).

     ss.2. CONSENT OF FAC AND GUARANTORS.  Each of FAC and the Guarantors hereby
           -----------------------------
consents to the amendments to the Credit Agreement set forth in this Amendment, and confirm its obligations to the Agent and the Lenders under its Guaranty and agrees that its Guaranty shall extend to and include the obligations of FCI and FMB under the Credit Agreement as amended by this Amendment. Each of FAC agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under its Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

     ss.3.  REPRESENTATIONS  AND  WARRANTIES.  Each  of FCI,  FMB and FAC hereby
            --------------------------------
represents and warrants to BKB and the Agent as follows:

               (a)  Representations and Warranties in Credit  Agreement.  Except
                    ---------------------------------------------------
                    as previously disclosed to the Agent in writing prior to the date hereof, the representations and warranties of FCI, FMB, FAC contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

               (b)  Authority, No Conflicts,  Etc.  The   execution,   delivery
                    -----------------------------
                    and performance by each of FCI, FMB, FAC and the Guarantors of this Amendment and the consummation of the transactions contemplated hereby, (i) are within the corporate power of each of such parties and have been duly authorized by all necessary corporate action on the part of each of such parties, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any of them or any of their properties are bound or affected.

               (c)  Enforceability  of  Obligations.   This     Amendment,  the
                    -------------------------------
                    Credit Agreement as amended hereby, and the Guaranties constitute, the legal, valid and binding obligations of each of FCI, FMB, FAC and the Guarantors, as the case may be, enforceable against such party in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     ss.4. OTHER AMENDMENTS. Except as expressly provided in this Amendment, all
           ----------------
of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Each of FCI, FMB, FAC and the Guarantors confirm and agree that the Obligations of FCI and FMB to the Lenders and the Agent under the Credit Agreement, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

     ss.5.  EXECUTION IN  COUNTERPARTS.  This  Amendment  may be executed in any
            --------------------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.6.  HEADINGS. The captions in this  Amendment  are for  convenience  of
            --------
reference only and shall not define or limit the provisions hereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.


                                     FAIRFIELD COMMUNITIES, INC.


                                     By: /s/ Robert W. Howeth
                                         ----------------------------------
                                     Name: Robert W. Howeth
                                          ---------------------------------
                                     Title: Sr. Vice President
                                          ---------------------------------

                                      FAIRFIELD MYRTLE BEACH, INC.


                                     By: /s/ Robert W. Howeth
                                        ----------------------------------
                                     Name: Robert W. Howeth
                                          ---------------------------------
                                     Title: Vice President
                                          ---------------------------------

                                      FAIRFIELD ACCEPTANCE
                                        CORPORATION


                                     By: /s/ Robert W. Howeth
                                        ------------------------------------
                                     Name: Robert W. Howeth
                                         -----------------------------------
                                     Title: President
                                           --------------------------------

                                       VACATION BREAK USA, INC.

                                     By: /s/Robert W. Howeth
                                       -------------------------------------
                                     Name: Robert W. Howeth
                                          ----------------------------------
                                     Title: Vice President
                                          ----------------------------------

                                      VACATION BREAK RESORTS AT
                                        PALM AIRE, INC.


                                     By: /s/Robert W. Howeth
                                        ----------------------------------
                                     Name: Robert W. Howeth
                                         ---------------------------------
                                     Title: Vice President
                                          --------------------------------

                                      VACATION BREAK RESORTS AT
                                        OCEAN RANCH, INC.


                                     By:  /s/Robert W. Howeth
                                         -----------------------------------
                                     Name: Robert W. Howeth
                                          ----------------------------------
                                     Title: Vice President
                                           --------------------------------


                                       PALM RESORT GROUP, INC.

                                     By: /s/Robert W. Howeth
                                        -----------------------------------
                                     Name: Robert W. Howeth
                                         ----------------------------------
                                     Title: Vice President
                                          ---------------------------------

                                       OCEAN RANCH DEVELOPMENT, INC.


                                     By: /s/ Robert W. Howeth
                                        -----------------------------------
                                     Name: Robert W. Howeth
                                          ---------------------------------
                                     Title: Vice President
                                          ---------------------------------


                                      BANKBOSTON, N.A.,
                                        Individually and as Agent


                                     By: /s/Paul F. DeVito
                                        -----------------------------------
                                     Name: Paul F. DeVito
                                          ---------------------------------
                                     Title: Managing Director
                                           ---------------------------------